Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Text Block]

Note 12—Commitments and Contingencies

Commitments—The Account had $6.8 million and $26.1 million of outstanding immediately callable commitments to purchase additional interests in three of its limited partnership investments as of December 31, 2012 and 2011, respectively.

The Account has committed a total of $90.2 million and $103.5 million as of December 31, 2012 and 2011, respectively, to various tenants for tenant improvements and leasing inducements.

Contingencies—The Account is party to various claims and routine litigation arising in the ordinary course of business. Management of the Account does not believe the results of any such claims or litigation, individually, or in the aggregate, will have a material effect on the Account’s business, financial position, or results of operations.